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                                                                 EXHIBIT (10.18)


             SECOND MODIFICATION TO REVOLVING CREDIT LOAN AGREEMENT

     THIS SECOND MODIFICATION TO REVOLVING CREDIT LOAN AGREEMENT ("Second Amendment"), made this 11th day of October, 2000, by and among THE ROWE COMPANIES, a Nevada Corporation, formerly known as Rowe Furniture Corporation, a Nevada Corporation, (the "Borrower"), ROWE FURNITURE, INC., a Virginia Corporation, THE MITCHELL GOLD CO., a North Carolina corporation, ROWE DIVERSIFIED, INC., a Delaware Corporation, HOME ELEMENTS, INC., a Virginia Corporation, ROWE PROPERTIES, INC., a California Corporation, STOREHOUSE, INC., a Georgia Corporation and THE WEXFORD COLLECTION, INC., a California corporation (individually a "Guarantor", and collectively the "Guarantors") and SUNTRUST BANK, N.A., a national banking association, successor in interest to Crestar Bank, a Virginia banking corporation (the "Bank").

                                    RECITALS

     WHEREAS, the Borrower, Guarantors and Bank are parties to a Revolving Credit Loan Agreement dated November 25, 1998, as amended by the First Modification to Revolving Credit Loan Agreement dated August 27, 1999 (the "Revolver") and further subject to that certain Agreement as to Synthetic Lease Financing by and between the Borrower, the Guarantors, the Bank and Bank of America, N.A., made as of August 27, 1999; and

     WHEREAS, Borrower, Guarantors and Bank mutually desire to modify certain terms and conditions of the Revolver.

     NOW THEREFORE, for and in consideration of $1.00 paid by Borrower to Bank, the premises herein contained, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, the parties hereto intending to be bound agree as follows:

          I.  Modifications:  The parties do hereby modify the Revolver as
              --------------
follows:

               (1). Section 3.1(c)(i)(a) is deleted in its entirety and the following is substituted in its place.


                    (a) For a LIBOR Loan at a rate equal to the LIBOR Interest Rate plus a certain number of basis points specified below, subject to adjustments based on the Borrower's performance according to the ratio of the Borrower's Funded Debt divided by its earnings before interest, taxes, depreciation, amortization, and Rents ("EBITDAR") all as defined in accordance with GAAP (except Rents shall be defined as provided herein), tested each fiscal quarter on a rolling four quarter basis beginning August 31, 2000, as follows:


      Funded Debt/EBITDAR                            Fees
      -------------------                            ----
               (greater than)3.50 : 1           250 basis points
      (less than or equal to)3.50 : 1           225 basis points
      (less than or equal to)3.25 : 1           190 basis points
      (less than or equal to)3.00 : 1           160 basis points
      (less than or equal to)2.75 : 1           130 basis points
      (less than or equal to)2.25 : 1           100 basis points
      (less than or equal to)2.00 : 1            80 basis points
      (less than or equal to)1.75 : 1            65 basis points
      (less than or equal to)1.25 : 1            50 basis points
                  (less than)0.50 : 1            35 basis points
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               Notwithstanding the foregoing, the initial interest rate for the
               Revolving Loan, as modified, shall in no event exceed a rate equal to the LIBOR Interest Rate plus 130 basis points until December 3, 2000. Thereafter, the Interest Rate applicable to the Revolving Loan shall be as specified in the foregoing table. Any changes in the Interest Rate are effective on the first day of the succeeding fiscal quarter.

     (2) Section 3.9 Loan Fees is deleted in its entirety and the following substituted in its place:

                    3.9  Loan Fees:  Beginning with the fiscal quarter ending
                         ----------
                         on or about December 3, 2000, the Borrower shall pay to the Bank a non-usage fee (the "Loan Fee") with respect to the Revolving Loan calculated as follows:


        Funded Debt/EBITDAR                   Loan Fees
        -------------------                   ---------
                 (greater than)3.50 : 1       50 basis points
        (less than or equal to)3.50 : 1       45 basis points
        (less than or equal to)3.25 : 1       40 basis points
        (less than or equal to)3.00 : 1       35 basis points
        (less than or equal to)2.75 : 1       35 basis points
        (less than or equal to)2.25 : 1       25 basis points
        (less than or equal to)2.00 : 1       18 basis points
        (less than or equal to)1.75 : 1       15 basis points
        (less than or equal to)1.25 : 1       12 basis points
                    (less than)0.50 : 1       10 basis points

                    The Loan fee shall be calculated and payable quarterly in arrears on the tenth day of each calendar quarter during the term of this Agreement.

     (3). Section 7.11(a) is deleted in its entirety and the following substituted in its place:

                    (a)  Maximum Leverage to Cash Flow. Have and maintain a
                         ------------------------------
                         consolidated maximum leverage to cash flow ratio (based on the four previous consecutive quarters at the effective date of determination) of not more than 3.50 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; not more than 3.75 to 1.00 as of the end of the fiscal quarter ending on or about December 3, 2000; and not more than 2.50 to 1.00 as of the end of each fiscal quarter thereafter. For purposes of this Section 7.11(a), the maximum leverage to cash flow ratio shall be defined, determined in accordance with GAAP, as:

                                    Funded Debt
                                    -----------
                                    EBITDAR

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     (4). Section 7.11(b) is deleted in its entirety and the following substituted in its place:

                    (b)  Maximum Funded Debt to Capitalization.  Have and
                         --------------------------------------
                         maintain a consolidated maximum Funded Debt to total capitalization ratio of not more than the following:

                 Ratio        As of
                 -----        -----
               0.65 to 1.00  as of the end of each fiscal quarter to and
                             including the end of the fiscal quarter ending on or about December 3, 2000.

               0.55 to 1.00  as of the end of the fiscal quarter ending on or about February 28, 2001 and each fiscal quarter thereafter to and including the fiscal quarter ending on or about August 31, 2001.

               0.50 to 1.00  as of the end of the fiscal quarter ending on or about November 30, 2001 and thereafter.

          For purposes of this Section 7.11(b), the term "total capitalization" means Equity plus Funded Debt.

     (5). Section 7.11(c) is deleted in its entirety and the following substituted in its place.

                    (c)  Minimum Interest Coverage.  Have and maintain a
                         --------------------------
                         consolidated minimum interest coverage ratio (based on the four previous consecutive quarters at the effective date of determination) at least equal to 4.00 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; at least 2.50 to 1.00 as of the end of the fiscal quarter ending on or about December 3, 2000; and 5.00 to 1.00 as of the end of each fiscal quarter thereafter. For purposes of this Section 7.11(c), the minimum interest coverage ratio shall be defined, determined in accordance with GAAP, as:

                         1. net income plus interest expenses plus taxes
                            --------------------------------------------
                            interest expense

          II.  Defined Terms.   Defined Terms herein shall have the same
               --------------
meanings as provided in the Revolver, unless otherwise specified.
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          III.  No Other Changes.  Except as provided herein, there shall be no
                ----------------
other changes to the Revolver or other Loan Documents and the Revolver and the Loan Documents shall be and remain in all other respects in full force and effect, except as modified herein.

          IV.  Compliance.  The Borrower and the Guarantors hereby certify and
               ----------
reaffirm that the Revolver and the other Loan Documents, and all of the Borrower's and Guarantors' covenants, duties and liabilities thereunder, including those expressly modified hereby.

          V.  Representations and Warranties.  The Borrower and the Guarantors
              ------------------------------
represent and warrant to the Bank to induce the Bank to enter into this Amendment; that the execution, delivery and performance of this Second Amendment has been duly authorized by all requisite actions on the part of the Borrower and the Guarantors respectively and that this Second Amendment has been duly executed and delivered by the Borrower and the Guarantors.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              BORROWER:
                                    THE ROWE COMPANIES

                                    By:   /s/ Garry W. Angle
                                          ------------------

                                    Name: Garry W. Angle
                                          --------------

                                    Title: Vice President - Treasury Management
                                           ------------------------------------

                              GUARANTORS:
                                    ROWE FURNITURE, INC.

                                    By: /s/ Garry W. Angle
                                        ------------------

                                    Name: Garry W. Angle
                                          --------------

                                    Title: Vice President - Treasury Management
                                           ------------------------------------


                                    THE MITCHELL GOLD CO

                                    By: /s/ Garry W. Angle
                                        ------------------

                                    Name: Garry W. Angle
                                          --------------

                                    Title: Vice President - Treasury Management
                                           ------------------------------------


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                                    ROWE DIVERSIFIED, INC

                                    By: /s/ Garry W. Angle
                                        ------------------

                                    Name: Garry W. Angle
                                          --------------

                                    Title: Vice President - Treasury
                                           -------------------------
                                           Management
                                           ----------

                                    HOME ELEMENTS, INC.

                                    By: /s/ Garry W. Angle
                                        ------------------

                                    Name: Garry W. Angle
                                          --------------

                                    Title: Vice President - Treasury Management
                                           ------------------------------------

                                    ROWE PROPERTIES, INC.

                                    By: /s/ Garry W. Angle
                                        -------------------

                                    Name: Garry W. Angle
                                          ---------------

                                    Title: Vice President - Treasury Management
                                           ------------------------------------

                                    STOREHOUSE, INC

                                    By: /s/ Garry W. Angle
                                        ------------------

                                    Name: Garry W. Angle
                                          --------------

                                    Title: Vice President - Treasury Management
                                           ------------------------------------

                                    THE WEXFORD COLLECTION, INC

                                    By: /s/ Garry W. Angle
                                        ------------------

                                    Name: Garry W. Angle
                                          --------------

                                    Title: Vice President - Treasury Management
                                           ------------------------------------

                              BANK:
                                    SUNTRUST BANK, N.A.

                                    By: /s/ Martha D. Shifflett
                                        -----------------------

                                    Name: Martha D. Shifflett
                                          -------------------

                                    Title: Sr. Vice President
                                           ------------------